                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): NOVEMBER 29, 1999
                                                        -------------------

                               CUMULUS MEDIA INC.
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             (Exact Name of Registrant as specified in its charter)

      ILLINOIS                        000-24525                 36-4159663
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(State or other jurisdiction       (Commission File           (IRS Employer
   of incorporation)                   Number)              Identification No.)

            111 EAST KILBOURN AVENUE, SUITE 2700 MILWAUKEE, WI 53202
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (414) 615-2800
                                                           ----------------


                                      NONE
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          (Former name or former address, if changed since last report)




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Item 5. Other Events

     On November 29, 1999, Cumulus Broadcasting, Inc. ("Cumulus Broadcasting"), a wholly-owned subsidiary of Cumulus Media Inc. (the "Company"), entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Connoisseur Communications Partners, L.P., Continuity Partners, L.P., Connoisseur Communications of Flint, L.P., Connoisseur Communications of Mercer County, L.P., Connoisseur Communications of Muskegon, L.P., Connoisseur Communications of Quad Cities, L.P., Connoisseur Communications of Rockford, L.P., Connoisseur Communications of Saginaw, L.P., Connoisseur Communications of Waterloo, L.P., Connoisseur Communications of Youngstown, L.P. and Abry Broadcast Partners III, L.P. (collectively, the "Connoisseur Sellers"). Pursuant to the terms of the Asset Purchase Agreement, Cumulus Broadcasting will acquire 35 stations (the "Acquired Stations") in 9 Midwestern markets for a purchase price of $242.0 million in cash.

     The Acquired Stations, which include multiple-station clusters in Illinois, Indiana, Iowa, Michigan, Ohio, and Western Pennsylvania, increase the Company's presence in the Midwest Region to 23 media markets for a total of 58 media markets nationwide.

     Upon the receipt of government approvals, including clearance under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, the parties intend to enter into a management agreement providing for Cumulus Broadcasting to program the stations pending approval of the transaction by the Federal Communications Commission.

The markets and stations to be acquired are as follows:

YOUNGSTOWN-WARREN, OHIO (Market Rank # 97 of 276) - WHOT-FM, WYFM-FM, WPIC-AM, and WSOM-AM. Also, in adjacent Western Pennsylvania, WWIZ-FM and WLLF-AM.

FLINT, MICHIGAN (Market Rank # 119) - WDZZ-FM, WRSR-FM, WWCK-FM, and WFDF-AM.

CANTON, OHIO (Market Rank # 123) - WQXK-FM and WRQK-FM.

SAGINAW-BAY CITY-MIDLAND, MICHIGAN  (Market Rank # 125) - WTLZ-FM.

QUAD CITIES, ILLINOIS-IOWA (Market Rank # 133) - KBOB-FM, KORB-FM, KQLI-FM, WXLP-FM, and KJOC-AM.

ROCKFORD, ILLINOIS (Market Rank # 148) - WLUV-FM (which is pending acquisition by Connoisseur), WXXQ-FM, WZOK-FM, and WROK-AM.

EVANSVILLE, INDIANA (Market Rank # 152) - WGBF-FM, WTRI-FM, and WYNG-FM, and WGBF-AM.



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

MUSKEGON, MICHIGAN (Market Rank # 217) - WMRR-FM, WMUS-FM, WSHZ-FM, WMHG-AM, and WMUS-AM.

WATERLOO-CEDAR FALLS, IOWA (Market Rank # 233) - KCRR-FM, KKCV-FM, KOEL-FM, and KOEL-AM.

     In addition to the Acquired Stations, Cumulus Broadcasting will also assume an existing management agreement for WDKS-FM and WGAB-AM in the Evansville market and an option to acquire WFGR-FM in the Grand Rapids, Michigan market.

     Assuming the completion of all pending acquisitions, the Company will own and operate 299 radio stations in 58 U.S. media markets.



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Item 7. Exhibits


                    2.1 Asset Purchase Agreement dated as of November 29, 1999, by and among Cumulus Broadcasting, Inc. and the Connoisseur Sellers.

                    99.1 Press Release, dated November 29, 1999



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

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CUMULUS MEDIA INC.

                                            By:   /s/ Richard W. Weening
                                                  ------------------------
                                                  Richard W. Weening
                                                  Executive Chairman
                                                  and Treasurer

Date: December 2, 1999



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                                  EXHIBIT INDEX

                                                                                     Sequentially
                                                                                     ------------
                                                                                        Numbered
                                                                                        --------
  Exhibit No.                           Description                                       Page
  -----------                           -----------                                       ----
     2.1                 Asset Purchase Agreement dated as of November 29, 1999,
                         by and among Cumulus Broadcasting, Inc. and the
                         Connoisseur Sellers.

    99.1                 Press Release, dated November 29, 1999



                                       S-2